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Exhibit 10.3

Execution Copy

CONTRIBUTION AND CONVEYANCE AGREEMENT

AMONG

ANSCHUTZ RANCH EAST PIPELINE LLC

PPS HOLDING COMPANY

PACIFIC ENERGY GP, INC.

PACIFIC ENERGY PARTNERS, L.P.

PACIFIC ENERGY GROUP LLC

ROCKY MOUNTAIN PIPELINE SYSTEM LLC

PACIFIC PIPELINE SYSTEM LLC

AND

RANCH PIPELINE LLC

CONTRIBUTION AND CONVEYANCE AGREEMENT

        This Contribution and Conveyance Agreement (this "Agreement") dated July 22, 2002 and effective as of 12:01 a.m. Eastern Standard Time on July 26, 2002 (the "Effective Time"), is entered into by and among, ANSCHUTZ RANCH EAST PIPELINE LLC, a Delaware limited liability company ("Ranch LLC"), PPS HOLDING COMPANY, a Delaware corporation ("Holding"), PACIFIC ENERGY GP, INC., a Delaware corporation ("GP Inc.") PACIFIC ENERGY PARTNERS, L.P., a Delaware limited partnership (the "MLP"), PACIFIC ENERGY GROUP LLC, a Delaware limited liability company ("PEG"), ROCKY MOUNTAIN PIPELINE SYSTEM LLC, a Delaware limited liability company ("Rocky Mountain LLC"), PACIFIC PIPELINE SYSTEM LLC, a Delaware limited liability company ("PPS"), and RANCH PIPELINE LLC, a Delaware limited liability company ("Frontier LLC").

RECITALS:

        A.    The Anschutz Corporation, a Kansas corporation ("TAC") and GP Inc. have formed the MLP pursuant to the Delaware Act (defined below) for the purpose of, among other things, acquiring, owning and operating crude oil midstream assets, as well as participating in any and all other lawful activities under the Delaware Act.

        B.    In order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof as reflected in the Contribution Agreement dated July 22, 2002:

          1.    Holding formed GP Inc., and contributed $1,000 to GP Inc. as a capital contribution in exchange for 100% of the stock of GP Inc.

          2.    GP Inc. and TAC formed the MLP, and GP Inc. contributed $20 to the MLP as a capital contribution in exchange for a 2% general partner interest in the MLP and TAC contributed $980 to the MLP as a capital contribution in exchange for a 98% limited partner interest in the MLP.

          3.    TAC caused Anschutz Ranch East Pipeline, Inc., a Utah corporation, to convert into Ranch LLC.

          4.    TAC contributed and assigned its 100% membership interest in Ranch LLC to Holding, and in turn, Holding contributed and assigned its 100% membership interest in Ranch LLC to PEG.

        C.    Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

          1.    Holding will contribute its 100% membership interest in PEG to GP Inc.

          2.    GP Inc. will contribute its 100% membership interest in PEG to the MLP in exchange for (a) a continuation of its 2% general partner interest in the MLP, (b) the issuance of incentive distribution rights ("IDRs"), (c) 1,865,000 common units ("Common Units") representing a 8.7% interest in the MLP, (d) 10,465,000 subordinated units ("Subordinated Units") representing a 49% interest in the MLP and (e) the right to receive $104,178,000 of the proceeds from the Term Loan.

          3.    The public, through the Underwriters, will contribute $167,700,000 to the MLP ($155,961,000, net of $11,739,000 in Underwriters' fees and commissions) in exchange for 8,600,000 Common Units representing common limited partner interests with a 40.3% interest in the MLP.

          4.    PEG will (a) borrow $138,000,000 of the Term Loan, (b) pay certain fees and expenses relating to the Credit Facility, (c) assume $87,000,000 in existing indebtedness owing by Rocky Mountain LLC, which will be refinanced and made part of the Term Loan and (d) distribute $104,178,000 to the MLP.

          5.    The MLP will (a) pay transaction expenses of $4,200,000 in connection with the public offering of the Firm Units, (b) contribute $151,761,000 to PEG as a capital contribution, (c) distribute $104,178,000 to GP Inc. and (d) contribute $4,933,000 to Frontier LLC.

          6.    PEG will use $151,761,000 received from the proceeds of the public offering and $24,639,000 received from the Term Loan to purchase from Citibank a note made by PPS in favor of Citibank in the amount of $176,400,000.

          7.    Frontier LLC will retire its debt in the amount of $4,933,000.

          8.    Holding will, at or prior to the consummation of the acquisition by Pacific Terminals LLC ("Terminals") of the EPTC assets (the "EPTC Acquisition") pursuant to that certain Asset Sale Agreement dated as of February 1, 2002 (the "Asset Sale Agreement") between Southern California Edison Company and Holding (which Asset Sale Agreement was subsequently assigned by Holding to Terminals), cause Terminals to be contributed to the MLP and the MLP will cause Terminals to be contributed to PEG, in each case subject to the receipt of any governmental consents required for such contributions and, if the EPTC Acquisition has not been consummated at the time of such contributions, subject to the availability of financing satisfactory to Holding and the MLP for the consummation of the EPTC Acquisition (it being understood and agreed that the reimbursement by the MLP to Holding or TAC of any expenses incurred by Holding or TAC in connection with the negotiation, execution, delivery of, or performance under, the Asset Sale Agreement or the consummation of the transactions contemplated thereby shall be permitted pursuant to Section 7.6(c) of the First Amended and Restated Agreement of Limited Partnership of the MLP (the "Partnership Agreement"), as may be amended or supplemented). Holding agrees to cause Terminals not to dispose of the Asset Sale Agreement.

          9.    If the Underwriters exercise the Option, in full or in part, the net proceeds of that exercise shall be used to redeem a number of Common Units owned by GP Inc. equal to the number of Common Units sold pursuant to the exercise of the Option, in reimbursement of certain capital expenditures.

ARTICLE I
DEFINITIONS

        Section 1.1    Terms.    The following defined terms shall have the meanings given below:

          "Common Units" has the meaning as set forth in the Underwriting Agreement.

          "Credit Facility" has the meaning as set forth in the Underwriting Agreement.

          "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act.

          "Firm Units" has the meaning as set forth in the Underwriting Agreement.

          "IDRs" has the same meaning as "Incentive Distribution Rights" as defined in the Partnership Agreement.

          "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

          "Option" means the Underwriters' over allotment option to purchase up to 1,290,000 Common Units.

          "Subordinated Units" has the meaning as set forth in the Partnership Agreement.

          "Term Loan" has the meaning as set forth in the Underwriting Agreement.

          "Underwriters" means Salomon Smith Barney Inc., Deutsche Bank Securities Inc., Lehman Brothers Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., and RBC Dain Rauscher Inc.

ARTICLE II
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

        Section 2.1    Contribution of PEG Interests by Holding to GP Inc.    Holding hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to GP Inc., its successors and assigns, for its and their own use forever, all right, title and interest of Holding in and to PEG as a capital contribution.

        Section 2.2    Contribution of PEG Interests by GP Inc. to the MLP.    GP Inc. hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to the MLP, its successors and assigns, for its and their own use forever, all right, title and interest of GP Inc. in and to PEG in exchange for (a) a continuation of its 2% general partner interest in the MLP, (b) the issuance of the IDRs, (c) 1,865,000 Common Units representing a 8.7% interest in the MLP, (d) 10,465,000 Sub Units representing a 49% interest in the MLP and (e) the right to receive $104,178,000 of the proceeds from the Term Loan.

        Section 2.3    Public Cash Contribution.    The parties to this Agreement acknowledge a cash contribution by the public through the Underwriters of $167,700,000 to the MLP in exchange for 8,600,000 Common Units representing a 40.3% interest in the MLP.

        Section 2.4    Borrowing, Debt Placement and Distribution by PEG.    PEG hereby agrees to (a) borrow $138,000,000 of the Term Loan, (b) pay certain fees and expenses relating to the Credit Facility, (c) assume $87,000,000 in existing indebtedness owing by Rocky Mountain LLC, which will be refinanced and made part of the Term Loan and (d) distribute $104,178,000 to the MLP.

        Section 2.5    Payment of Transaction Expenses by the MLP.    The MLP hereby agrees to pay transaction expenses of $4,200,000 in connection with the public offering of the Firm Units.

        Section 2.6    Contribution of Cash by the MLP to PEG.    The MLP hereby contributes $151,761,000 to PEG as a capital contribution.

        Section 2.7    Contribution to GP Inc by the MLP.    The MLP hereby distributes $104,178,000 to GP Inc.

        Section 2.8    Contribution to Frontier LLC by the MLP.    The MLP hereby contributes to Frontier LLC $4,933,000.

        Section 2.9    Purchase of Debt of PPS by PEG.    PEG hereby agrees to use $151,761,000 received from the proceeds of the offering and $24,639,000 received from the Term Loan to purchase from Citibank a note made by PPS in favor of Citibank in the amount of $176,400,000.

        Section 2.10    Retirement of Debt by Frontier LLC.    Frontier LLC hereby retires its debt in the amount of $4,933,000.

        Section 2.11    Contribution of Terminals by Holding and MLP to PEG.    Holding hereby agrees that at or prior to the consummation of the acquisition by Terminals of the EPTC Acquisition pursuant to the Asset Sale Agreement between Southern California Edison Company and Holding (which Asset Sale Agreement was subsequently assigned by Holding to Terminals), it will cause Terminals to be contributed to the MLP and the MLP will cause Terminals to be contributed to PEG, in each case subject to the receipt of any governmental consents required for such contributions and, if the EPTC Acquisition has not been consummated at the time of such contributions, subject to the availability of financing satisfactory to Holding and the MLP for the consummation of the EPTC Acquisition (it being understood and agreed that the reimbursement by the MLP to Holding or TAC of any expenses incurred by Holding or TAC in connection with the negotiation, execution, delivery of, or performance under, the Asset Sale Agreement or the consummation of the transactions contemplated thereby shall be permitted pursuant to Section 7.6(c) of the Partnership Agreement, as may be amended or supplemented). Holding hereby agrees to cause Terminals not to dispose of the Asset Sale Agreement.

ARTICLE III
ADDITIONAL TRANSACTIONS

        Section 3.1    Purchase of Additional Common Units.    If the Underwriters exercise the Option, in full or in part, the net proceeds of that exercise shall be used to redeem a number of Common Units owned by GP Inc. equal to the number of Common Units sold pursuant to the exercise of the Option, in reimbursement of certain capital expenditures.

ARTICLE IV
FURTHER ASSURANCES

        Section 4.1    Further Assurances.    From time to time after the Effective Time, and without any further consideration the parties hereto shall execute, acknowledge and deliver all such additional instruments, notices and other documents and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE V
EFFECTIVE TIME

        Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II or Article III of this Agreement shall be operative or have any effect until the Effective Time at which time all the provisions of Article II and Article III of this Agreement shall be effective and operative as of the Effective Time, without further action by any party hereto.

ARTICLE VI
MISCELLANEOUS

        Section 6.1    Headings; References; Interpretation.    All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to articles and sections shall, unless the context requires a different construction, be deemed to be references to the articles and sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

        Section 6.2    Successors and Assigns.    The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

        Section 6.3    No Third Party Rights.    The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 6.4    Counterparts.    This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 6.5    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply.

        Section 6.6    Severability.    If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 6.7    Amendment or Modification.    This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

        Section 6.8    Integration.    This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 6.9    Waiver of Bulk Sales Laws.    Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

PPS HOLDING COMPANY
By:	/s/ DOUGLAS L. POLSON
Douglas L. Polson President
PACIFIC ENERGY GP, INC.
By:	/s/ IRVIN TOOLE, JR.
Irvin Toole, Jr. President and Chief Executive Officer
PACIFIC ENERGY PARTNERS, L.P.
By:	PACIFIC ENERGY GP, INC., its General Partner
	By:	/s/ IRVIN TOOLE, JR.
Irvin Toole, Jr. President and Chief Executive Officer
PACIFIC ENERGY GROUP LLC
By:	PPS HOLDING COMPANY, its sole member
	By:	/s/ DOUGLAS L. POLSON
Douglas L. Polson President

ANSCHUTZ RANCH EAST PIPELINE LLC,
ROCKY MOUNTAIN PIPELINE SYSTEM LLC,
PACIFIC PIPELINE SYSTEM LLC, and
RANCH PIPELINE LLC
By:	PACIFIC ENERGY GROUP LLC, its sole member
	By:	PPS HOLDING COMPANY, its sole member
	By:	/s/ DOUGLAS L. POLSON
Douglas L. Polson President

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  Exhibit 10.3
  Execution Copy
CONTRIBUTION AND CONVEYANCE AGREEMENT AMONG ANSCHUTZ RANCH EAST PIPELINE LLC PPS HOLDING COMPANY PACIFIC ENERGY GP, INC. PACIFIC ENERGY PARTNERS, L.P. PACIFIC ENERGY GROUP LLC ROCKY MOUNTAIN PIPELINE SYSTEM LLC PACIFIC PIPELINE SYSTEM LLC AND RANCH PIPELINE LLC
CONTRIBUTION AND CONVEYANCE AGREEMENT
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
ARTICLE III ADDITIONAL TRANSACTIONS
ARTICLE IV FURTHER ASSURANCES
ARTICLE V EFFECTIVE TIME
ARTICLE VI MISCELLANEOUS